Equinox IPM Systematic Macro Fund

of Equinox Funds Trust

Class I Shares: EQIPX

Supplement dated March 5, 2018 to Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) dated November 1, 2017 as amended from time to time.

The information in this Supplement contains new and additional information beyond that in the Prospectus and SAI and should be read in conjunction with such documents.

Reduction in Investment Advisory Fee Effective March 5, 2018

The Board of Trustees of the Trust approved an amended and restated fee schedule to the investment advisory agreement (the “New Fee Schedule”) between the Trust, on behalf of the Fund, and Equinox Institutional Asset Management, LP (the “Adviser”) to decrease the investment advisory fee payable by the Fund to the Adviser from 1.74% of the Fund’s average daily net assets to 1.68% of the Fund’s average daily net assets. The Board also approved a decrease in the fee waiver and expense reimbursement arrangement (the “New Fee Waiver”) with the Adviser to correspond with the New Fee Schedule. Under the New Fee Waiver the Adviser will reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, extraordinary items, “Acquired Fund Fees and Expenses,” and brokerage commissions) do not exceed, on an annual basis, 1.83% of the Fund’s average daily net assets. These expense limitation arrangements will remain in place until November 30, 2018, unless the Board approves their earlier termination.

Investors should retain this Supplement for future reference.